UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST

(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212

(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: January 31

Date of reporting period: January 31, 2018

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Palmer Square Income Plus Fund

(Ticker: PSYPX)

ANNUAL REPORT

JANUARY 31, 2018

Palmer Square Income Plus Fund

A series of Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	8
Schedule of Investments	9
Statement of Assets and Liabilities	31
Statement of Operations	33
Statements of Changes in Net Assets	34
Statement of Cash Flows	35
Financial Highlights	36
Notes to Financial Statements	37
Report of Independent Registered Public Accounting Firm	50
Supplemental Information	51
Expense Example	54

This report and the financial statements contained herein are provided for the general information of the shareholders of the Palmer Square Income Plus Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.palmersquarefunds.com

Palmer Square Income Plus Fund (PSYPX)

January 2018

Fund Performance Overview

Palmer Square is pleased to present the Annual Report for the Palmer Square Income Plus Fund (the “Fund”). As illustrated by the below portfolio statistics, we believe we have accomplished strong risk-adjusted results with conservative positioning:

•	Returned 3.50% (net of fees) for the fiscal year-ending 1/31/2018.

•	As of 1/31/2018, the Fund finished with 0.22 years interest rate duration, 1.85 years of spread duration, 81% of the Fund in investment-grade rated securities (including cash), and 56% in floating rate securities.

Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 866-933-9033.

As a refresher, the investment objective of the Fund is income and capital appreciation. To seek to achieve that investment objective, the investment team employs a flexible mandate to find the best relative value across all of corporate credit and structured credit. The Fund has also historically maintained low interest rate duration and high credit quality. As of 1/31/2018, the Fund was invested in a diversified pool of collateralized loan obligation (“CLO”) debt, bank loans and other securities such as traditional asset-backed securities (“ABS”) and corporate debt. We believe the Fund provides a diversified stream of income while exhibiting negative correlation to the Barclay’s Aggregate Bond Index.

Key Summary Points on Attribution and Outlook

Fund Attribution:

The Fund’s attribution was broad-based over the fiscal year-ending 1/31/2018. In particular, the Fund’s allocation to a diversified set of high quality ABS, CLO debt, and bank loans contributed strong risk-adjusted attribution of approximately 160 basis points (“bps”), 143 bps, and 55 bps, respectively. We are pleased that all of the Fund’s key allocations have been solid profit sources.

Allocation and Gross Attribution

	3/31/2017 Allocation	6/30/2017 Allocation	9/30/2017 Allocation	12/31/2017 Allocation	1/31/2018 Allocation	2/1/2017 to 1/31/2018 Gross Attribution
CLO Debt	17%	15%	15%	15%	15%	1.43%
ABS	18%	19%	16%	19%	20%	0.41%
RMBS	15%	17%	19%	16%	14%	0.62%
CMBS	12%	14%	16%	15%	14%	0.57%
Bank Loans	12%	13%	13%	13%	13%	0.55%
IG Corp Debt	15%	20%	17%	16%	17%	0.37%
Cash/Other	12%	3%	4%	6%	7%	-0.07%

Please note allocation and attribution above is a % of NAV and does not include hedges. Gross attribution does not include hedges, expenses and fees if applicable.

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205 www.palmersquarefunds.com

2018 Fund Outlook and Positioning:

•	Portfolio Diversification/Expanded Set of Credit Opportunities – We believe the Fund is well-diversified across both corporate and structured credit. The four main tools we have utilized to do this include CLO debt, bank loans, investment grade corporate bonds, and traditional asset-backed securities.

•	Floating Rate Positioning May Benefit Portfolio if Rates Rise – Interest rate duration of 0.22 years. Given the Fund’s overweight to floating rate debt, we believe the Fund will benefit from a rising rate environment.

•	Less Susceptibility to Risk-Off*/ Spread Widening Potential – Spread duration of 1.85 years (the percentage price change of a bond’s price given a 1% change in the yield spread) should lessen the Fund’s susceptibility to spread widening risk in a risk-off environment. We believe this positioning also gives us dry powder* and an ability to be nimble should opportunities arise where we believe investors can get better compensated for the additional risk taken.

•	Yield Opportunity/Apparent Tailwind from Rising Rates – Despite the Fund’s higher quality focus coupled with the conservative interest rate and spread duration positioning, the Fund finished the fiscal year with a current yield of 2.63% and a yield to call of 3.06%. Given the fact that 90-day LIBOR and 1 month LIBOR are approximately 1.78% and 1.58% (as of 1/31/2018) respectively, we believe we have a nice “risk-free rate” tailwind behind the Fund’s yield. Moreover, given the relatively flat nature of the yield curve, we believe our low interest rate and spread duration is not causing us to sacrifice much yield. Ultimately, we maintain the flexibility to lengthen interest rate or spread duration should market conditions and risk/return opportunities change.

•	High Credit Quality – As of 1/31/2018, 81% of the portfolio held an investment grade rating (including cash). Given the high quality bent of the strategy, as described below, Palmer Square has sought to primarily invest in securities the firm believes have low potential for default including exposure, direct and through CLOs, to first lien, senior secured bank loans, ABS/ mortgage-backed securities (“MBS”) that are high-up in the capital structure with plenty of credit subordination, and finally securities which have low spread durations and floating rate coupons. By design, the Fund is allocated consistent with our view of principal preservation and enhanced income generation in a rising rate scenario.

Positioning by Allocation:

•	CLO Allocation/Opportunity to Capture High Income – 15% of the portfolio. We believe the Fund’s CLO allocation continues to be well-positioned to offer solid income/yield with relatively low credit risk. With the 90-day LIBOR rate at 1.78% (as of 1/31/2018), we believe that both BBB and BB-rated CLO debt continue to not only offer high yield at these current rates, but will also benefit should rates rise incrementally from here. Our CLO exposure stayed relatively flat in recent quarters. Within the allocation recently, we moved up in credit quality adding a small amount of exposure to BBB-rated debt and reduced our allocation to BB-rated debt slightly.

•	ABS/MBS Allocation Provides Diversification and Income Capture – 48% of the portfolio. We believe our focus on ABS/MBS securities with low spread durations and floating rate coupons not only allowed us to withstand the impact of rising interest rates during the quarter, but also is geared to provide incremental income following the Fed’s rate hike in December. During the 4th quarter, we reduced our allocation to residential mortgage-backed securities (“RMBS”), with the bulk of the reduction coming from legacy RMBS. Proceeds were redeployed into triple-A rated auto, card, and equipment ABS collateralized by loans or leases to high quality borrowers. We also slightly increased our allocation to commercial mortgage-backed securities (“CMBS”) with a portion of the addition occurring in single-borrower CMBS collateralized by industrial/warehouse properties that we believe stand to benefit from the expansion of e-commerce.

*	Risk-on risk-off is an investment setting in which price behavior responds to and is driven by changes in investor risk tolerance. Dry powder may refer to cash reserves kept on hand to cover future obligations or purchase assets, if conditions are favorable.

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205 www.palmersquarefunds.com

While we remain constructive on housing fundamentals due to the tailwind of rising homeownership rates in the face of limited housing supply, we view affordability metrics as having normalized nationally and also observe signs of overreaching in certain local markets. As such, our assessment is that current valuations in the senior debt of legacy RMBS now provide investors with limited potential upside should there be an upward shift in prepayments and home price appreciation (HPA). As of 1/31/2018, yields on our ABS/MBS positions ranged from approximately 2% to 6%.

•	Bank Loan Allocation – 13% of the Fund. Of the 13% allocation to loans, over 9% are rated investment grade at the facility level. Please note that 99% are first-lien, senior secured as well.

•	Investment Grade Corporate Bond Allocation – 17% of the Fund. We continue to have a preference for floating rate or limited duration securities which are investment grade rated. To the extent we do accept fixed rate exposure, we seek to hedge out the rate risk.

In summary, we believe the Fund is well-positioned to not only generate yield and some total return, but also exhibit lower price volatility should another dislocation hit the market. As mentioned in our last quarter’s letter, we believe our Fund positioning has the potential to deliver a higher Sharpe ratio as we continue to navigate these markets. We feel we are opportune in our approach to relative value and could not be more excited about how this portfolio is positioned and its outlook.

For comparison of how the Fund is positioned relative to two commonly-referenced indices (both of which differ significantly from the Fund either due to credit quality or duration), please see the table below:

	PSYPX	Barclays Aggregate Bond Index	Credit Suisse Leveraged Loan Index
Current Yield	2.63%	3.02%	5.22%
Yield to Maturity	3.18%	2.97%	6.73%
Spread	156	34	414
Interest Rate Duration	0.22 yrs	6.10 yrs	0.16 yrs
Spread Duration	1.85 yrs	6.40 yrs	4.29 yrs

Source: Palmer Square, Bloomberg as of 1/31/2018.

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205 www.palmersquarefunds.com

2018 Credit Market Overview

Palmer Square believes the current environment continues to be supportive of solid performance in corporate and structured credit. The U.S. macro picture is continuing to trend slightly better. Corporate earnings have also been stable to improving. ISM data has been encouraging. As far as the default picture, while net leverage for both investment grade and high yield companies has risen, interest coverage ratios are generally still at median or better levels meaning companies can sufficiently service their debtloads. It is important to remember that companies have raised a lot of debt; however, they have done so at historically low interest rates while also typically extending maturities. Notwithstanding some unforeseen macro shock, we believe that the credit markets will experience lower than anticipated default rates over the next 18-24 months. Beyond a solid macro and fundamental backdrop, the credit market is also supported by a strong technical backdrop as global central bank easing has fueled the demand for yield, especially in U.S. dollar assets.

Despite the above highlighted solid underpinning for credit fundamentals and default rates, we are more cautious in many areas of credit. Let’s discuss this further:

•	Interest Rate Risk – While we aren’t concerned about interest rate risk in our portfolio, given our positioning around floating rate debt, we do see it as a potential concern for fixed income markets broadly as it unnerves investors and markets generally. As far as our philosophy on interest rates, please note that we seek to manage our portfolios without interest rate risk given our view that investors are not getting paid enough to take material interest rate risk. Further, we believe that diversification and protection from rising rates within a fixed income portfolio is important and that an expanded set of credit opportunities exists for investors to exploit beyond the traditional government bonds, agency bonds, and corporate bonds.

•	Price Volatility Due to Risk-Off – Valuations in certain areas of credit have become more stretched and risks are still present (e.g., rising interest rates, economic slowdown, Fed policy, geopolitical tensions, ECB policy changes, etc.). In addition, we believe we have been in a period of low volatility characterized by a high degree of complacency. While it is difficult to cite a specific catalyst for a pullback given the strong economic backdrop and credit picture we described earlier, we believe it is still prudent to manage these ‘unknown unknowns’. Another risk management tool that we are able to utilize is spread duration. Today, we have low spread duration and believe we are positioned conservatively. With the portfolio shortening, we believe we have decreased the Fund’s susceptibility to volatility from spread widening risk (as described herein, please note that we already had low interest rate duration). While we believe we are relatively defensively positioned given our low interest rate duration, low spread duration, and underlying portfolio, given the credit curve is relatively flat, we have not had to sacrifice significant yield and total return. In essence, we believe owning longer-dated bonds ultimately would not have a material impact to the Fund’s yield and total return profile.

In summary, while there are always risks in credit that need to be understood and managed and many areas of credit no longer seem cheap, we believe our positioning across U.S. corporate and structured credit and most notably, floating rate credit, will continue to perform well.

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205 www.palmersquarefunds.com

Portfolio Snapshot

Please refer to the tables below for a portfolio snapshot as of 1/31/2018.

Portfolio Characteristics

Interest Rate Duration	0.22 yrs
Spread Duration	1.85 yrs
Yield to Call (reinvestment plus 1 years)	3.01%
Yield to Call (reinvestment plus 2 years)	3.06%
Yield to Maturity	3.18%
Current Yield	2.63%
30-day SEC Yield (net of fees)	2.54%
30-day SEC Yield (gross of fees)	2.38%
Sharpe Ratio	0.52
Beta vs. S&P 500	0.15
Beta vs. Barclays Aggregate Bond Index	-0.19

Performance Summary

The Fund returned 3.50% (net of fees) for the fiscal year-ending 1/31/2018.

Fund Performance Net of Fees (inception 2/28/2014)

Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2018	0.41%												0.41%
2017	1.03%	0.20%	0.33%	0.20%	0.30%	0.30%	0.41%	0.20%	0.25%	0.30%	0.30%	0.13%	4.03%
2016	-2.90%	-5.23%	3.56%	2.64%	0.32%	0.48%	3.12%	1.04%	0.50%	0.73%	0.52%	0.66%	5.24%
2015	0.30%	1.42%	0.79%	0.80%	0.99%	-0.16%	-0.20%	-0.40%	-0.46%	-1.21%	-0.31%	-0.34%	1.21%
2014			0.26%	0.20%	0.00%	0.31%	0.10%	0.10%	0.21%	-0.90%	0.61%	0.06%	0.95%

Performance Analysis Net of Fees (as of 12/31/2017)

	Q4 2017	1 Year	3 Years	Since Inception Annualized
PSYPX	0.73%	4.03%	3.48%	2.96%
Bloomberg Barclays Aggregate Bond Index	0.39%	3.54%	2.24%	2.76%

Annual Expense Ratio: Gross 0.95%/Net 0.88%. Palmer Square has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.75% of the average daily net assets of the Fund. This agreement is in effect until May 31, 2018, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period of three years from the date of the waiver or payment. The performance data does not reflect the deduction of the fee, and that, if reflected, the fee would reduce the performance quoted. Shares of the Fund are available for investment only by clients of financial intermediaries, institutional investors, and a limited number of other investors approved by the Advisor. The performance data quoted represents past performance and that past performance does not guarantee future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 866-933-9033.

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205 www.palmersquarefunds.com

As it relates to volatility in traditional fixed income, January 2017 through January 2018 has been an interesting datapoint. Please see below performance comparison of the Fund relative to the Barclays Aggregate Bond Index. With the coupon so low and with interest rate duration being so long, the total return of the Barclays Aggregate Bond Index has been significantly more volatile than what we believe investors have come to expect from traditional bonds.

Outlook

In summary, the Fund’s diverse portfolio across corporate and structured credit has low spread duration, which should lessen the Fund’s susceptibility to spread widening risk (we already had low interest rate duration), is positioned in predominately investment grade securities, yet has offered a strong current yield and potential opportunity for capital appreciation. In essence, we believe the Fund is well-positioned and has potential to not only generate yield and some total return, but also exhibit lower price volatility should another dislocation hit the market. We believe we are opportune in our approach to relative value and could not be more excited about how this portfolio is positioned and its outlook.

Please do not hesitate to contact us at investorrelations@palmersquarecap.com or 816-994- 3200 should you desire more information. We would also be happy to set up a call and/or meeting at your convenience.

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205 www.palmersquarefunds.com

Notes and Disclosure

This overview is for informational and comparative purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any interests in the Palmer Square Income Plus Fund, the (“Fund”), and/or any other securities, or to provide any other advisory services. Any offer to invest in the funds will be made pursuant to the Fund’s prospectus, which will contain material information not contained herein and to which prospective investors are directed. Before investing, you should carefully read such materials in their entirety. This overview is not intended to replace such materials, and any information herein should not be relied upon for the purposes of investing in the funds or for any other purpose. This overview is a summary and does not purport to be complete.

The allocation and credit quality distribution figures shown are used for illustrative purposes only. Palmer Square does not guarantee to execute that allocation and credit quality distribution. Allocation and exposures information, as well as other referenced categorizations, reflect classifications determined by Palmer Square as well as certain Palmer Square assumptions based on estimated portfolio characteristic information. Allocation and credit quality distribution figures may not sum to 100%. Ratings listed herein are assigned by Standard & Poor’s (S&P) and Moody’s Investor Service (Moody’s). Credit quality ratings are measured on a scale with S&P’s credit quality ratings ranging from AAA (highest) to D (lowest) and Moody’s credit quality ratings ranging from Aaa (highest) to C (lowest). We use the higher of the two ratings. Credit ratings listed are subject to change. Please contact Palmer Square for more information.

Market opportunities and/or yields shown are for illustration purposes only and are subject to change without notice. Palmer Square does not represent that these or any other strategy/opportunity will prove to be profitable or that the Fund’s investment objective will be met.

This material represents an assessment of the market environment at a specific point in time, is subject to change without notice, and should not be relied upon by the reader as research or investment advice. With regard to sources of information, certain of the economic and market information contained herein has been obtained from published sources and/or prepared by third parties. While such sources are believed to be reliable, Palmer Square or their respective affiliates, employees, or representatives do not assume any responsibility for the accuracy of such information. Palmer Square is under no obligation to verify its accuracy.

The Barclays U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade corporate, US Treasury and government agency securities with remaining maturities of one to three years. The Credit Suisse Leveraged Loan Index is a market-weighted index that tracks the performance of institutional leveraged loans. The S&P 500 Index is a market-value weighted index provided by Standard & Poor’s comprised of 500 stocks chosen for market size and industry group representation. Unlike mutual funds, indices are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Interest Rate Duration measures a portfolio’s sensitivity to changes in interest rates. Spread Duration measures the sensitivity of a bond price based on basis point changes of more than 100. Yield To Call is the yield of a bond or note if you were to buy and hold the security until the call date. Yield To Maturity is the rate of return anticipated on a bond if held until the end of its lifetime. Current Yield is annual income divided by price paid. Sharpe Ratio is used to measure risk-adjusted performance. The Sharpe ratio is calculated by subtracting the risk-free rate - such as that of the 10-year U.S. Treasury bond - from the rate of return for a portfolio and dividing the result by the standard deviation of the portfolio returns. Beta describes an investment’s volatility in relation to that of the stock or bond market as a whole. For example, the S&P 500 is typically considered to be ‘the equity market’ and it has a beta of 1.0.

Past performance is not indicative of future results. Different types of investments involve varying degrees of risk and there can be no assurance that any specific investment will be profitable. Please note that the performance of the funds may not be comparable to the performance of any index shown. Palmer Square has not verified, and is under no obligation to verify, the accuracy of these returns.

The risks of an investment in a collateralized debt obligation depend largely on the type of the collateral securities and the class of the debt obligation in which the Fund invests. Collateralized debt obligations are generally subject to credit, interest rate, valuation, prepayment and extension risks. These securities are also subject to risk of default on the underlying asset, particularly during periods of economic downturn. Defaults, downgrades, or perceived declines in creditworthiness of an issuer or guarantor of a debt security held by the Fund, or a counterparty to a financial contract with the Fund, can affect the value of the Fund’s portfolio. Credit loss can vary depending on subordinated securities and non-subordinated securities. If interest rates fall, an issuer may exercise its right to prepay their securities. If this happens, the Fund will not benefit from the rise in market price, and will reinvest prepayment proceeds at a later time. The Fund may lose any premium it paid on the security. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market which may result in driving the prices of these securities down. The Fund is “non-diversified,” meaning the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. Foreign investments present additional risk due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. High yield securities, commonly referred to as “junk bonds,” are rated below investment grade by at least one of Moody’s, S&P or Fitch (or if unrated, determined by the Fund’s advisor to be of comparable credit quality high yield securities). The Fund is new and has a limited history of operations.

The Palmer Square Income Plus Fund is distributed by IMST Distributors, LLC.

Palmer Square Capital Management LLC (“Palmer Square”) is an SEC registered investment adviser with its principal place of business in the State of Kansas. Registration of an investment adviser does not imply a certain level of skill or training. Palmer Square and its representatives are in compliance with the current registration and notice filing requirements imposed upon registered investment advisers by those states in which Palmer Square maintains clients. Palmer Square may only transact business in those states in which it is notice filed, or qualifies for an exemption or exclusion from notice filing requirements. Any subsequent, direct communication by Palmer Square with a prospective client shall be conducted by a representative that is either registered or qualifies for an exemption or exclusion from registration in the state where the prospective client resides. For additional information about Palmer Square, including fees and services, send for our disclosure statement as set forth on Form ADV using the contact information herein or refer to the Investment Adviser Public Disclosure web site (www.adviserinfo.sec.gov). Please read the disclosure statement carefully before you invest or send money.

The views in this letter were as of January 31, 2018 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205 www.palmersquarefunds.com

Palmer Square Income Plus Fund

FUND PERFORMANCE at January 31, 2018 (Unaudited)

This graph compares a hypothetical $250,000 investment in the Fund, made at its inception, with a similar investment in the Bloomberg Barclays U.S. Aggregate Bond Index. Results include the reinvestment of all dividends and capital gains.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade corporate, US Treasury and government agency securities with remaining maturities of one to three years. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of January 31, 2018	1 Year	Since Inception	Inception Date
Palmer Square Income Plus Fund	3.50%	3.00%	02/28/14
Bloomberg Barclays U.S. Aggregate Bond Index	2.15%	2.39%	02/28/14

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (866) 933-9033.

Gross and Net Expense Ratios for the Fund were 0.95% and 0.88%, respectively, which were the amounts stated in the current prospectus dated June 1, 2017. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.75% of the Fund’s average daily net assets. This agreement is in effect until May 31, 2018, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Effective April 3, 2017, the redemption fee for the Palmer Square Income Plus Fund was removed. Prior to April 3, 2017, shares redeemed within 30 days of purchase were charged a redemption fee of 2.00%.

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS

As of January 31, 2018

Principal Amount		Value

	Bank Loans – 13.1%
$1,986,244	AES Corp. 3.454% (US LIBOR+200 basis points), 5/19/2022[1,2,3]	$1,996,999
997,500	Air Canada 3.745% (US LIBOR+225 basis points), 10/6/2023[1,2,3,4]	1,008,727
989,873	American Airlines, Inc. 3.567% (US LIBOR+200 basis points), 6/27/2020[2,3]	994,897
2,000,000	Aristocrat International Pty Ltd. 3.357% (US LIBOR+200 basis points), 10/19/2024[1,2,3,4]	2,017,910
997,500	AssuredPartners, Inc. 5.074% (US LIBOR+350 basis points), 10/22/2024[1,2,3]	1,008,413
1,960,000	Axalta Coating Systems U.S. Holdings, Inc. 3.693% (US LIBOR+200 basis points), 6/1/2024[1,2,3]	1,976,768
1,000,000	Belron Finance U.S. LLC 3.892% (US LIBOR+250 basis points), 10/27/2024[1,2,3]	1,012,915
994,977	Burger King 2.250% (US LIBOR+225 basis points), 2/17/2024[1,2,3,4]	1,001,942
1,000,000	Caesars Growth Properties Holdings LLC 4.324% (US LIBOR+275 basis points), 12/22/2024[1,2,3]	1,013,065
875,000	California Resources Corp. 6.306% (US LIBOR+475 basis points), 12/31/2022[1,2,3]	893,419
1,500,000	CenturyLink, Inc. 4.317% (US LIBOR+275 basis points), 1/31/2025[1,2,3]	1,479,847
1,500,000	Charter Communications Operating LLC 3.580% (US LIBOR+200 basis points), 4/15/2025[1,2,3]	1,510,665
995,000	Clean Harbors, Inc. 3.574% (US LIBOR+200 basis points), 6/30/2024[1,2,3]	1,002,776
1,984,576	DaVita, Inc. 4.324% (US LIBOR+275 basis points), 6/24/2021[1,2,3]	2,013,104
	Dell International LLC
842,274	3.080% (US LIBOR+150 basis points), 12/31/2018[2,3]	842,540
475,234	3.330% (US LIBOR+175 basis points), 9/7/2021[2,3]	476,273
1,050,000	Fairmount Santrol, Inc. 7.693% (US LIBOR+600 basis points), 11/1/2022[1,2,3]	1,064,931
1,750,000	FCA U.S. LLC 3.570% (US LIBOR+250 basis points), 12/31/2018[1,2,3]	1,756,571
1,750,000	Flying Fortress Holdings LLC 3.693% (US LIBOR+200 basis points), 10/30/2022[1,2,3]	1,765,934
987,421	Freedom Mortgage Corp. 6.956% (US LIBOR+550 basis points), 2/23/2022[1,2,3]	1,000,687
995,051	Global Payments, Inc. 3.215% (US LIBOR+175 basis points), 5/2/2022[2,3]	998,474
842,983	GLP Capital LP 3.067% (US LIBOR+175 basis points), 10/28/2018[1,2,3]	842,988
1,863,667	Grosvenor Capital Management Holdings LLLP 4.574% (US LIBOR+300 basis points), 8/18/2023[1,2,3]	1,875,314

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of January 31, 2018

Principal Amount		Value

	Bank Loans (Continued)
$997,500	H.B. Fuller Co. 3.811% (US LIBOR+225 basis points), 10/20/2024[1,2,3]	$1,006,298
	HCA, Inc.
513,333	3.074% (US LIBOR+150 basis points), 6/10/2020[2,3]	514,830
1,723,848	3.574% (US LIBOR+200 basis points), 3/18/2023[1,2,3]	1,739,294
1,990,694	Hilton Worldwide Finance LLC 3.561% (US LIBOR+200 basis points), 10/25/2023[1,2,3]	2,007,695
2,000,000	INEOS U.S. Finance LLC 3.350% (US LIBOR+200 basis points), 3/31/2024[1,2,3]	2,012,350
1,144,250	Jade Germany GmbH 7.193% (US LIBOR+550 basis points), 6/1/2023[1,2,3,4]	1,149,971
1,234,422	KFC Holding Co. 3.556% (US LIBOR+275 basis points), 6/16/2023[1,2,3]	1,245,995
1,989,950	Las Vegas Sands LLC 3.574% (US LIBOR+200 basis points), 3/29/2024[2,3]	2,008,387
1,485,000	Leidos Innovations Corp. 3.625% (US LIBOR+225 basis points), 8/16/2023[1,2,3]	1,500,778
300,000	McAfee LLC 9.833% (US LIBOR+850 basis points), 9/28/2025[1,2,3]	302,749
1,483,396	MCC Iowa LLC 3.470% (US LIBOR+200 basis points), 1/26/2025[1,2,3]	1,503,792
492,500	Micron Technology, Inc. 3.580% (US LIBOR+250 basis points), 4/26/2022[1,2,3]	497,169
1,491,602	MoneyGram International, Inc. 4.583% (US LIBOR+325 basis points), 3/28/2020[1,2,3]	1,493,780
1,000,000	Multi-Color Corp. 3.824% (US LIBOR+225 basis points), 9/20/2024[1,2,3]	1,007,505
1,477,500	NRG Energy, Inc. 3.943% (US LIBOR+225 basis points), 6/30/2023[1,2,3]	1,487,798
997,500	Quintiles IMS, Inc. 2.750% (US LIBOR+200 basis points), 3/7/2024[1,2,3,5,6]	1,005,246
994,975	Realogy Group LLC 3.817% (US LIBOR+225 basis points), 7/20/2022[1,2,3]	1,004,213
648,375	Red Ventures LLC 5.574% (US LIBOR+400 basis points), 11/8/2024[1,2,3]	656,966
1,713,284	RPI Finance Trust 3.693% (US LIBOR+200 basis points), 3/27/2023[1,2,3]	1,727,428
1,728,125	Samsonite IP Holdings Sarl 3.824% (US LIBOR+325 basis points), 8/1/2023[1,2,3,4]	1,743,350
1,995,000	Seminole Tribe of Florida, Inc. 3.567% (US LIBOR+200 basis points), 7/6/2024[1,2,3]	2,011,389
	Vantiv LLC
990,000	3.560% (US LIBOR+200 basis points), 10/14/2023[1,2,3]	997,811
1,500,000	3.560% (US LIBOR+200 basis points), 8/7/2024[1,2,3]	1,511,977

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of January 31, 2018

Principal Amount		Value

	Bank Loans (Continued)
	Vistra Operations Co. LLC
$201,536	3.976% (US LIBOR+275 basis points), 8/4/2023[1,2,3]	$203,317
35,714	4.064% (US LIBOR+275 basis points), 8/4/2023[1,2,3]	36,030

	Total Bank Loans (Cost $59,442,213)	59,931,277

	Bonds – 74.7%
	Asset-Backed Securities – 34.0%
2,000,000	A Voce CLO Ltd. Series 2014-1A, Class C, 5.222% (LIBOR 3 Month+350 basis points), 7/15/2026[1,2,7]	2,013,474
	Ally Auto Receivables Trust
2,650,000	Series 2018-1, Class A1, 1.750%, 2/15/2019[1]	2,650,000
1,904,402	Series 2015-2, Class A3, 1.490%, 11/15/2019[1]	1,902,142
250,000	ALM XII Ltd. Series 2015-12A, Class C1R, 4.922% (LIBOR 3 Month+320 basis points), 4/16/2027[1,2,7]	253,488
1,625,000	Annisa CLO Ltd. Series 2016-2A, Class E, 8.995% (LIBOR 3 Month+725 basis points), 7/20/2028[1,2,7]	1,657,721
300,000	Apidos CLO XI Series 2012-11A, Class DR, 5.781% (LIBOR 3 Month+405 basis points), 1/17/2028[1,2,7]	306,925
1,500,000	Apidos CLO XV Series 2013-15A, Class C, 4.995% (LIBOR 3 Month+325 basis points), 10/20/2025[1,2,7]	1,512,766
500,000	Apidos CLO XVI Series 2013-16A, Class CR, 4.739% (LIBOR 3 Month+300 basis points), 1/19/2025[1,2,7]	502,820
1,000,000	Apidos CLO XVII Series 2014-17A, Class D, 6.481% (LIBOR 3 Month+475 basis points), 4/17/2026[1,2,7]	1,005,619
250,000	Apidos CLO XVIII Series 2014-18A, Class E, 7.745% (LIBOR 3 Month+600 basis points), 7/22/2026[1,2,7]	249,402
1,000,000	Apidos CLO XX Series 2015-20A, Class E, 8.272% (LIBOR 3 Month+655 basis points), 1/16/2027[1,2,7]	1,007,510
	Apidos CLO XXI
750,000	Series 2015-21A, Class C, 5.284% (LIBOR 3 Month+355 basis points), 7/18/2027[1,2,7]	760,546
750,000	Series 2015-21A, Class E, 8.184% (LIBOR 3 Month+645 basis points), 7/18/2027[1,2,7]	740,629
1,920,188	Applebee's Funding LLC / IHOP Funding LLC Series 2014-1, Class A2, 4.277%, 9/5/2044[1,7]	1,873,439

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of January 31, 2018

Principal Amount		Value

	Bonds (Continued)
	Asset-Backed Securities (Continued)
$3,580,000	BA Credit Card Trust Series 2015-A2, Class A, 1.360%, 9/15/2020[1]	$3,576,545
	Babson CLO Ltd.
625,000	Series 2013-IIA, Class D, 6.234% (LIBOR 3 Month+450 basis points), 1/18/2025[1,2,7]	626,633
1,000,000	Series 2014-3A, Class D1, 5.222% (LIBOR 3 Month+350 basis points), 1/15/2026[1,2,7]	1,012,342
591,000	Bank of The West Auto Trust Series 2015-1, Class A4, 1.660%, 9/15/2020[1,7]	589,371
1,400,000	Battalion CLO V Ltd. Series 2014-5A, Class C, 5.231% (LIBOR 3 Month+350 basis points), 4/17/2026[1,2,7]	1,409,139
750,000	Benefit Street Partners CLO II Ltd. Series 2013-IIA, Class DR, 8.272% (LIBOR 3 Month+655 basis points), 7/15/2029[1,2,7]	775,312
500,000	Benefit Street Partners CLO III Ltd. Series 2013-IIIA, Class DR, 8.345% (LIBOR 3 Month+660 basis points), 7/20/2029[1,2,7]	517,717
	Benefit Street Partners CLO IV Ltd.
500,000	Series 2014-IVA, Class CR, 5.795% (LIBOR 3 Month+405 basis points), 1/20/2029[1,2,7]	511,680
1,000,000	Series 2014-IVA, Class DR, 8.995% (LIBOR 3 Month+725 basis points), 1/20/2029[1,2,7]	1,035,409
	Benefit Street Partners CLO VI Ltd.
1,000,000	Series 2015-VIA, Class CR, 5.184% (LIBOR 3 Month+345 basis points), 10/18/2029[1,2,7]	1,030,514
1,000,000	Series 2015-VIA, Class DR, 8.254% (LIBOR 3 Month+652 basis points), 10/18/2029[1,2,7]	1,032,787
750,000	Benefit Street Partners CLO XII Ltd. Series 2017-12A, Class D, 7.757% (LIBOR 3 Month+641 basis points), 10/15/2030[1,2,7]	775,745
500,000	Betony CLO Ltd. Series 2015-1A, Class D, 5.322% (LIBOR 3 Month+360 basis points), 4/15/2027[1,2,7]	505,611
	BlueMountain CLO Ltd.
500,000	Series 2013-3A, Class DR, 4.660% (LIBOR 3 Month+290 basis points), 10/29/2025[1,2,7]	505,544
1,000,000	Series 2014-2A, Class DR, 4.745% (LIBOR 3 Month+300 basis points), 7/20/2026[1,2,7]	1,009,366
1,100,000	Series 2013-1A, Class DR, 9.245% (LIBOR 3 Month+750 basis points), 1/20/2029[1,2,7]	1,155,775
875,000	Series 2013-2A, Class ER, 8.045% (LIBOR 3 Month+630 basis points), 10/22/2030[1,2,7]	910,161

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of January 31, 2018

Principal Amount		Value

	Bonds (Continued)
	Asset-Backed Securities (Continued)
$3,000,000	BMW Floorplan Master Owner Trust Series 2015-1A, Class A, 2.060% (LIBOR 1 Month+50 basis points), 7/15/2020[1,2,7]	$3,006,228
250,000	Bowman Park CLO Ltd. Series 2014-1A, Class D1R, 4.812% (LIBOR 3 Month+335 basis points), 11/23/2025[1,2,7]	253,840
500,000	Carlyle Global Market Strategies CLO Ltd. Series 2014-2A, Class F, 6.916% (LIBOR 3 Month+550 basis points), 5/15/2025[1,2,7]	492,943
	Catamaran CLO Ltd.
2,250,000	Series 2012-1A, Class E, 6.876% (LIBOR 3 Month+525 basis points), 12/20/2023[1,2,7]	2,255,485
1,825,000	Series 2014-2A, Class C, 5.234% (LIBOR 3 Month+350 basis points), 10/18/2026[1,2,7]	1,835,628
1,266,179	CCG Receivables Trust Series 2016-1, Class A2, 1.690%, 9/14/2022[1,7]	1,262,227
3,650,000	Chase Issuance Trust Series 2015-A7, Class A7, 1.620%, 7/15/2020[1]	3,646,474
500,000	CIFC Funding Ltd. Series 2013-1A, Class DR, 8.372% (LIBOR 3 Month+665 basis points), 7/16/2030[1,2,7]	519,961
1,849,000	Citibank Credit Card Issuance Trust Series 2014-A8, Class A8, 1.730%, 4/9/2020[1]	1,849,026
2,813,817	CKE Restaurant Holdings, Inc. Series 2013-1A, Class A2, 4.474%, 3/20/2043[1,7]	2,824,667
1,454,346	CLI Funding V LLC Series 2014-1A, Class A, 3.290%, 6/18/2029[1,7]	1,439,564
	CNH Equipment Trust
742,231	Series 2017-B, Class A1, 1.300%, 8/15/2018[1]	742,236
2,058,534	Series 2017-C, Class A1, 1.540%, 12/14/2018[1]	2,058,604
1,176,726	Series 2015-A, Class A3, 1.300%, 4/15/2020[1]	1,174,421
1,350,000	Series 2014-C, Class A4, 1.650%, 9/15/2021[1]	1,347,030
1,000,000	Covenant Credit Partners CLO II Ltd. Series 2014-2A, Class D, 5.381% (LIBOR 3 Month+365 basis points), 10/17/2026[1,2,7]	1,006,907
3,144,750	Cronos Containers Program I Ltd. Series 2013-1A, Class A, 3.080%, 4/18/2028[1,7]	3,116,932
1,750,000	Dryden 33 Senior Loan Fund Series 2014-33A, Class ER, 9.262% (LIBOR 3 Month+754 basis points), 10/15/2028[1,2,7]	1,851,034
1,000,000	Dryden 34 Senior Loan Fund Series 2014-34A, Class DR, 5.122% (LIBOR 3 Month+340 basis points), 10/15/2026[1,2,7]	1,010,070

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of January 31, 2018

Principal Amount		Value

	Bonds (Continued)
	Asset-Backed Securities (Continued)
$475,000	Dryden 36 Senior Loan Fund Series 2014-36A, Class ER, 9.522% (LIBOR 3 Month+780 basis points), 1/15/2028[1,2,7]	$495,781
750,000	Dryden 40 Senior Loan Fund Series 2015-40A, Class D, 5.116% (LIBOR 3 Month+370 basis points), 8/15/2028[1,2,7]	760,273
	Dryden 43 Senior Loan Fund
1,450,000	Series 2016-43A, Class D, 5.845% (LIBOR 3 Month+410 basis points), 7/20/2029[1,2,7]	1,493,338
500,000	Series 2016-43A, Class E, 8.995% (LIBOR 3 Month+725 basis points), 7/20/2029[1,2,7]	519,750
500,000	Dryden 45 Senior Loan Fund Series 2016-45A, Class E, 8.572% (LIBOR 3 Month+685 basis points), 7/15/2027[1,2,7]	510,992
750,000	Dryden XXV Senior Loan Fund Series 2012-25A, Class DRR, 4.720% (LIBOR 3 Month+300 basis points), 10/15/2027[1,2,7]	757,362
1,650,000	Dryden XXVI Senior Loan Fund Series 2013-26A, Class E, 6.222% (LIBOR 3 Month+450 basis points), 7/15/2025[1,2,7]	1,654,880
	Eaton Vance CLO Ltd.
1,000,000	Series 2013-1A, Class CR, 5.972% (LIBOR 3 Month+425 basis points), 1/15/2028[1,2,7]	1,022,754
1,000,000	Series 2013-1A, Class DR, 9.322% (LIBOR 3 Month+760 basis points), 1/15/2028[1,2,7]	1,038,387
	Emerson Park CLO Ltd.
500,000	Series 2013-1A, Class DR, 5.122% (LIBOR 3 Month+340 basis points), 7/15/2025[1,2,7]	504,007
2,500,000	Series 2013-1A, Class E, 6.572% (LIBOR 3 Month+485 basis points), 7/15/2025[1,2,7]	2,506,087
2,892,048	Fairway Outdoor Funding LLC Series 2012-1A, Class A2, 4.212%, 10/15/2042[1,7]	2,924,705
	Ford Credit Auto Owner Trust
1,255,236	Series 2017-C, Class A1, 1.470%, 11/15/2018[1]	1,255,248
2,550,000	Series 2015-B, Class A4, 1.580%, 8/15/2020[1]	2,537,842
1,250,000	Galaxy XV CLO Ltd. Series 2013-15A, Class ER, 8.367% (LIBOR 3 Month+665 basis points), 10/15/2030[1,2,7]	1,297,320
	GM Financial Automobile Leasing Trust
397,107	Series 2015-3, Class A3, 1.690%, 3/20/2019[1]	396,865
1,517,602	Series 2015-1, Class B, 2.140%, 6/20/2019[1]	1,517,580
	Hertz Fleet Lease Funding LP
375,000	Series 2016-1, Class B, 3.754% (LIBOR 1 Month+220 basis points), 4/10/2030[1,2,7]	379,204

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of January 31, 2018

Principal Amount		Value

	Bonds (Continued)
	Asset-Backed Securities (Continued)
$455,000	Series 2017-1, Class B, 2.880%, 4/10/2031[1,7]	$453,229
1,000,000	Highbridge Loan Management Ltd. Series 2013-2A, Class DR, 8.345% (LIBOR 3 Month+660 basis points), 10/20/2029[1,2,7]	1,033,753
	Honda Auto Receivables Owner Trust
1,756,793	Series 2017-2, Class A2, 1.460%, 10/15/2019[1]	1,752,499
1,084,820	Series 2014-4, Class A4, 1.460%, 10/15/2020[1]	1,084,604
2,160,400	Hyundai Auto Lease Securitization Trust Series 2017-C, Class A1, 1.420%, 11/15/2018[1,7]	2,160,445
1,000,000	Jamestown CLO III Ltd. Series 2013-3A, Class C, 5.022% (LIBOR 3 Month+330 basis points), 1/15/2026[1,2,7]	1,008,618
2,136,265	Jimmy Johns Funding LLC Series 2017-1A, Class A2I, 3.610%, 7/30/2047[1,7]	2,156,824
1,000,000	LCM XV LP Series 15A, Class ER, 7.863% (LIBOR 3 Month+650 basis points), 7/20/2030[1,2,7]	1,028,805
750,000	Madison Park Funding XIX Ltd. Series 2015-19A, Class D, 8.195% (LIBOR 3 Month+645 basis points), 1/22/2028[1,2,7]	764,942
1,425,000	Magnetite IX Ltd. Series 2014-9A, Class CR, 4.845% (LIBOR 3 Month+310 basis points), 7/25/2026[1,2,7]	1,430,718
2,530,000	Mercedes-Benz Auto Lease Trust Series 2018-A, Class A1, 1.750%, 2/15/2019[1]	2,530,094
1,890,003	MMAF Equipment Finance LLC Series 2017-B, Class A1, 1.500%, 12/14/2018[1,7]	1,888,570
1,500,000	Mountain View CLO LLC Series 2016-1A, Class E, 8.722% (LIBOR 3 Month+700 basis points), 1/14/2029[1,2,7]	1,526,546
2,000,000	Mountain View CLO X Ltd. Series 2015-10A, Class E, 6.572% (LIBOR 3 Month+485 basis points), 10/13/2027[1,2,7]	1,973,818
	Nationstar HECM Loan Trust
1,090,037	Series 2017-2A, Class A1, 2.038%, 9/25/2027[1,7,8]	1,090,037
2,270,000	Series 2017-2A, Class M1, 2.815%, 9/25/2027[1,7,8]	2,270,000
1,150,000	Neuberger Berman CLO XIV Ltd. Series 2013-14A, Class DR, 5.410% (LIBOR 3 Month+365 basis points), 1/28/2030[1,2,7]	1,188,333
2,145,000	New Residential Advance Receivables Trust Advance Receivables Backed Notes Series 2017-T1, Class AT1, 3.214%, 2/15/2051[1,7]	2,134,599
	Nissan Auto Lease Trust
1,346,698	Series 2017-B, Class A1, 1.320%, 10/15/2018[1]	1,346,707

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of January 31, 2018

Principal Amount		Value

	Bonds (Continued)
	Asset-Backed Securities (Continued)
$700,630	Series 2016-A, Class A3, 1.490%, 3/15/2019[1]	$699,918
531,360	Series 2015-B, Class A4, 1.700%, 4/15/2021[1]	531,292
	Nissan Auto Receivables Owner Trust
238,108	Series 2014-B, Class A3, 1.110%, 5/15/2019[1]	238,017
829,783	Series 2014-A, Class A4, 1.340%, 8/17/2020[1]	828,675
797,930	Series 2016-A, Class A3, 1.340%, 10/15/2020[1]	793,620
	Ocwen Master Advance Receivables Trust
3,250,000	Series 2016-T1, Class AT1, 2.521%, 8/17/2048[1,7]	3,247,767
865,000	Series 2016-T1, Class BT1, 3.064%, 8/17/2048[1,7]	855,534
1,320,000	Series 2017-T1, Class AT1, 2.499%, 9/15/2048[1,7]	1,320,576
250,000	OZLM Funding IV Ltd. Series 2013-4A, Class D1R, 8.045% (LIBOR 3 Month+630 basis points), 10/22/2030[1,2,7]	258,984
500,000	OZLM VII Ltd. Series 2014-7A, Class D, 6.731% (LIBOR 3 Month+500 basis points), 7/17/2026[1,2,7]	502,213
1,000,000	OZLM XIV Ltd. Series 2015-14A, Class C, 6.072% (LIBOR 3 Month+435 basis points), 1/15/2029[1,2,7]	1,013,384
1,750,000	Recette Clo Ltd. Series 2015-1A, Class DR, 4.495% (LIBOR 3 Month+275 basis points), 10/20/2027[1,2,7]	1,759,065
	Riserva Clo Ltd.
1,500,000	Series 2016-3A, Class D, 5.634% (LIBOR 3 Month+390 basis points), 10/18/2028[1,2,7]	1,533,381
1,000,000	Series 2016-3A, Class E, 8.484% (LIBOR 3 Month+675 basis points), 10/18/2028[1,2,7]	1,027,737
100,000	SBA Tower Trust 3.156%, 10/10/2045[1,7]	100,250
583,333	Station Place Securitization Trust Series 2017-1, Class A, 2.461% (LIBOR 1 Month+90 basis points), 2/25/2049[1,2,7]	583,411
2,533,925	Taco Bell Funding LLC Series 2016-1A, Class A2I, 3.832%, 5/25/2046[7]	2,561,953
500,000	TCI-Symphony CLO Ltd. Series 2017-1A, Class E, 8.172% (LIBOR 3 Month+645 basis points), 7/15/2030[1,2,7]	515,184
1,088,425	TGIF Funding LLC Series 2017-1A, Class A2, 6.202%, 4/30/2047[1,7]	1,097,256
	Toyota Auto Receivables Owner Trust
823,731	Series 2015-A, Class A3, 1.120%, 2/15/2019[1]	823,253
840,036	Series 2015-C, Class A3, 1.340%, 6/17/2019[1]	838,969

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of January 31, 2018

Principal Amount		Value

	Bonds (Continued)
	Asset-Backed Securities (Continued)
$1,000,000	Tryon Park CLO Ltd. Series 2013-1A, Class D, 6.122% (LIBOR 3 Month+440 basis points), 7/15/2025[1,2,7]	$992,046
500,000	Upland CLO Ltd. Series 2016-1A, Class D, 9.995% (LIBOR 3 Month+825 basis points), 4/20/2028[1,2,7]	516,039
2,797,668	Velocity Commercial Capital Loan Trust Series 2017-2, Class AFX, 3.070%, 11/25/2047[1,7,8]	2,787,471
17,576	Volkswagen Auto Loan Enhanced Trust Series 2014-2, Class A3, 0.950%, 4/22/2019[1]	17,570
1,650,000	Volvo Financial Equipment LLC Series 2015-1A, Class A4, 1.910%, 1/15/2020[1,7]	1,647,298
1,600,000	Volvo Financial Equipment Master Owner Trust Series 2017-A, Class A, 2.060% (LIBOR 1 Month+50 basis points), 11/15/2022[1,2,7]	1,605,743
	Voya CLO Ltd.
1,500,000	Series 2013-2A, Class D, 6.745% (LIBOR 3 Month+500 basis points), 4/25/2025[1,2,7]	1,506,487
500,000	Series 2013-2A, Class E, 7.245% (LIBOR 3 Month+550 basis points), 4/25/2025[1,2,7]	496,954
500,000	Series 2014-4A, Class D, 7.222% (LIBOR 3 Month+550 basis points), 10/14/2026[1,2,7]	502,999
250,000	Series 2015-3A, Class E, 8.245% (LIBOR 3 Month+650 basis points), 10/20/2027[1,2,7]	248,500
500,000	Series 2016-2A, Class D, 8.689% (LIBOR 3 Month+695 basis points), 7/19/2028[1,2,7]	518,750
250,000	Series 2013-1A, Class CR, 4.672% (LIBOR 3 Month+295 basis points), 10/15/2030[1,2,7]	253,437
1,250,000	Series 2013-1A, Class DR, 8.202% (LIBOR 3 Month+648 basis points), 10/15/2030[1,2,7]	1,290,581
250,000	West CLO Ltd. Series 2014-2A, Class CR, 4.372% (LIBOR 3 Month+265 basis points), 1/16/2027[1,2,7]	250,579
	World Omni Auto Receivables Trust
520,464	Series 2017-B, Class A1, 1.280%, 8/15/2018[1]	520,465
2,700,000	Series 2018-A, Class A1, 1.750%, 2/15/2019[1]	2,700,000
3,463,000	World Omni Automobile Lease Securitization Trust Series 2015-A, Class A4, 1.730%, 12/15/2020[1]	3,462,280

	Total Asset-Backed Securities (Cost $154,517,393)	155,952,563

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of January 31, 2018

Principal Amount		Value

	Bonds (Continued)
	Commercial Mortgage-Backed Securities – 14.4%
$2,000,000	280 Park Avenue Mortgage Trust Series 2017-280P, Class B, 2.634% (LIBOR 1 Month+108 basis points), 9/15/2034[2,7]	$2,005,040
	BAMLL Commercial Mortgage Securities Trust
1,365,000	Series 2013-DSNY, Class E, 4.160% (LIBOR 1 Month+260 basis points), 9/15/2026[2,7]	1,366,725
1,890,000	Series 2014-ICTS, Class B, 2.578% (LIBOR 1 Month+110 basis points), 6/15/2028[2,7]	1,889,185
1,000,000	BANK Series 2017-BNK8, Class D, 2.600%, 11/15/2050[1,7,8]	770,670
	BBCMS Mortgage Trust
2,200,000	Series 2017-GLKS, Class B, 2.760% (LIBOR 1 Month+120 basis points), 11/15/2034[2,7]	2,201,335
1,500,000	Series 2017-GLKS, Class C, 2.960% (LIBOR 1 Month+140 basis points), 11/15/2034[2,7]	1,501,169
1,765,000	Series 2017-DELC, Class A, 2.410% (LIBOR 1 Month+85 basis points), 8/15/2036[2,7]	1,769,958
885,000	Series 2017-DELC, Class B, 2.590% (LIBOR 1 Month+103 basis points), 8/15/2036[2,7]	885,570
323,813	Bear Stearns Commercial Mortgage Securities Trust Series 2006-T22, Class B, 5.720%, 4/12/2038[1,7,8]	324,354
3,569,000	BHMS Mortgage Trust Series 2014-ATLS, Class BFL, 3.518% (LIBOR 1 Month+195 basis points), 7/5/2033[1,2,7]	3,585,635
1,081,000	Chicago Skyscraper Trust Series 2017-SKY, Class B, 2.660% (LIBOR 1 Month+110 basis points), 2/15/2030[2,7]	1,082,714
	Citigroup Commercial Mortgage Trust
1,200,000	Series 2018-TBR, Class A, 2.390% (LIBOR 1 Month+83 basis points), 12/15/2019[2,7]	1,200,000
750,000	Series 2018-TBR, Class B, 2.710% (LIBOR 1 Month+115 basis points), 12/15/2019[2,7]	750,000
3,375,000	Cold Storage Trust Series 2017-ICE3, Class A, 2.560% (LIBOR 1 Month+100 basis points), 4/15/2036[2,7]	3,388,176
	COMM Mortgage Trust
2,420,000	Series 2014-TWC, Class B, 3.153% (LIBOR 1 Month+160 basis points), 2/13/2032[1,2,7]	2,430,955
2,635,000	Series 2017-DLTA, Class A, 2.240% (LIBOR 1 Month+85 basis points), 8/15/2035[1,2,7]	2,643,229
2,250,000	Series 2012-CR5, Class E, 4.325%, 12/10/2045[1,7,8]	2,018,090
	FREMF Mortgage Trust
1,048,349	Series 2014-KF06, Class B, 5.914% (LIBOR 1 Month+435 basis points), 11/25/2021[1,2,7]	1,082,058

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of January 31, 2018

Principal Amount		Value

	Bonds (Continued)
	Commercial Mortgage-Backed Securities (Continued)
$220,000	Series 2015-K720, Class B, 3.389%, 7/25/2022[1,7,8]	$216,942
2,662,459	Series 2015-KLSF, Class B, 5.964% (LIBOR 1 Month+440 basis points), 11/25/2022[1,2,7]	2,781,466
494,241	Series 2017-KF29, Class B, 5.114% (LIBOR 1 Month+355 basis points), 2/25/2024[1,2,7]	512,073
205,000	Series 2012-K23, Class C, 3.656%, 10/25/2045[1,7,8]	201,164
1,255,728	Series 2013-KF02, Class B, 4.564% (LIBOR 1 Month+300 basis points), 12/25/2045[1,2,7]	1,257,029
	Government National Mortgage Association
606,962	Series 2013-50, Class A, 1.569%, 5/16/2043[1]	581,564
2,000,000	Series 2018-20, Class AB, 2.250%, 10/1/2045	1,945,625
2,980,811	Series 2017-135, Class AB, 2.200%, 5/16/2049[1]	2,898,937
2,500,000	Series 2018-4, Class AB, 2.250%, 10/16/2052[1]	2,435,573
1,790,000	GS Mortgage Securities Trust Series 2017-500K, Class C, 2.560% (LIBOR 1 Month+100 basis points), 7/15/2032[2,7]	1,793,641
1,000,000	GSCCRE Commercial Mortgage Trust Series 2015-HULA, Class C, 4.310% (LIBOR 1 Month+275 basis points), 8/15/2032[2,7]	1,005,922
1,000,000	Hyatt Hotel Portfolio Trust Series 2017-HYT2, Class A, 2.218% (LIBOR 1 Month+66 basis points), 8/9/2032[2,7]	999,207
	J.P. Morgan Chase Commercial Mortgage Securities Trust
1,450,000	Series 2016-ASH, Class A, 3.060% (LIBOR 1 Month+150 basis points), 10/15/2034[2,7]	1,453,131
700,000	Series 2016-ASH, Class B, 3.710% (LIBOR 1 Month+215 basis points), 10/15/2034[2,7]	702,191
3,585,000	JP Morgan Chase Commercial Mortgage Securities Corp. Series 2017-MAUI, Class B, 2.553% (LIBOR 1 Month+100 basis points), 7/15/2034[2,7]	3,598,257
1,570,000	JPMCC Re-REMIC Trust Series 2014-FRR1, Class A707, 4.347%, 1/27/2047[1,7]	1,565,521
	Morgan Stanley Capital I Trust
1,325,000	Series 2017-CLS, Class B, 2.410% (LIBOR 1 Month+85 basis points), 11/15/2034[2,7]	1,328,486
2,000,000	Series 2017-CLS, Class C, 2.560% (LIBOR 1 Month+100 basis points), 11/15/2034[2,7]	2,004,852
1,750,000	Morgan Stanley Capital I, Inc. Series 2017-JWDR, Class C, 2.650% (LIBOR 1 Month+140 basis points), 11/15/2034[1,2,7]	1,754,095
703,560	NCUA Guaranteed Notes Trust Series 2010-R1, Class 1A, 2.005% (LIBOR 1 Month+45 basis points), 10/7/2020[1,2]	705,865

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of January 31, 2018

Principal Amount		Value

	Bonds (Continued)
	Commercial Mortgage-Backed Securities (Continued)
$1,000,000	Rosslyn Portfolio Trust Series 2017-ROSS, Class C, 3.078% (LIBOR 1 Month+160 basis points), 6/15/2033[2,7]	$999,027
2,000,000	Waldorf Astoria Boca Raton Trust Series 2016-BOCA, Class B, 3.610% (LIBOR 1 Month+205 basis points), 6/15/2029[2,7]	2,004,640
	WFRBS Commercial Mortgage Trust
476,196	Series 2012-C9, Class A2, 1.829%, 11/15/2045[1]	475,795
2,000,000	Series 2012-C10, Class C, 4.382%, 12/15/2045[1,8]	1,974,958

	Total Commercial Mortgage-Backed Securities (Cost $66,158,860)	66,090,824

	Corporate – 11.8%
	Basic Materials – 0.6%
2,300,000	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP 2.127% (LIBOR 3 Month+75 basis points), 5/1/2020[2,7]	2,322,022
570,000	Dow Chemical Co. 8.550%, 5/15/2019	613,578
		2,935,600
	Communications – 1.1%
1,450,000	21st Century Fox America, Inc. 7.250%, 5/18/2018	1,472,586
	AT&T, Inc.
1,000,000	5.600%, 5/15/2018	1,010,435
750,000	2.372% (LIBOR 3 Month+65 basis points), 1/15/2020[2]	754,288
1,000,000	Crown Castle Towers LLC 3.222%, 5/15/2042[1,7]	1,010,050
800,000	Discovery Communications LLC 2.336% (LIBOR 3 Month+71 basis points), 9/20/2019[2]	804,456
		5,051,815
	Consumer, Cyclical – 1.2%
1,000,000	Daimler Finance North America LLC 2.387% (LIBOR 3 Month+62 basis points), 10/30/2019[2,7]	1,006,821
548,000	Hyundai Capital America 2.875%, 8/9/2018[7]	549,018
650,000	Nissan Motor Acceptance Corp. 2.112% (LIBOR 3 Month+39 basis points), 7/13/2020[2,7]	651,660
1,100,000	Regal Entertainment Group 5.750%, 2/1/2025[1]	1,134,375
2,000,000	Southwest Airlines Co. 2.750%, 11/6/2019[1]	2,007,568

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of January 31, 2018

Principal Amount		Value

	Bonds (Continued)
	Corporate (Continued)
	Consumer, Cyclical (Continued)
$250,000	Toyota Motor Credit Corp. 1.805% (LIBOR 3 Month+10 basis points), 1/10/2020[2]	$249,893
		5,599,335
	Consumer, Non-cyclical – 2.1%
1,550,000	Actavis Funding SCS 2.450%, 6/15/2019[4]	1,547,074
2,000,000	BAT Capital Corp. 2.003% (LIBOR 3 Month+59 basis points), 8/14/2020[2,7]	2,012,780
2,000,000	Conagra Brands, Inc. 2.204% (LIBOR 3 Month+50 basis points), 10/9/2020[2]	2,003,896
750,000	Laboratory Corp. of America Holdings 2.625%, 2/1/2020	749,227
1,250,000	Mondelez International Holdings Netherlands B.V. 2.370% (LIBOR 3 Month+61 basis points), 10/28/2019[2,4,7]	1,257,449
2,000,000	Tyson Foods, Inc. 1.891% (LIBOR 3 Month+45 basis points), 8/21/2020[2]	2,006,594
		9,577,020
	Energy – 1.6%
1,750,000	Halliburton Co. 2.000%, 8/1/2018[1]	1,748,535
215,000	Phillips 66 2.372% (LIBOR 3 Month+65 basis points), 4/15/2019[1,2,7]	215,140
1,550,000	Plains All American Pipeline LP / PAA Finance Corp. 2.600%, 12/15/2019[1]	1,538,009
1,625,000	Schlumberger Holdings Corp. 3.000%, 12/21/2020[1,7]	1,635,954
2,000,000	Spectra Energy Partners LP 2.195% (LIBOR 3 Month+70 basis points), 6/5/2020[2]	2,015,220
		7,152,858
	Financial – 3.0%
2,200,000	American Tower Trust #1 1.551%, 3/15/2043[1,7]	2,197,952
2,000,000	Branch Banking & Trust Co. 1.743% (LIBOR 3 Month+22 basis points), 6/1/2020[1,2]	1,999,182
1,000,000	Goldman Sachs Group, Inc. 2.364% (LIBOR 3 Month+80 basis points), 12/13/2019[2]	1,009,826
3,500,000	GTP Acquisition Partners I LLC 2.350%, 6/15/2045[1,7]	3,452,890
500,000	International Lease Finance Corp. 5.875%, 4/1/2019	518,231

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of January 31, 2018

Principal Amount		Value

	Bonds (Continued)
	Corporate (Continued)
	Financial (Continued)
$1,750,000	JPMorgan Chase & Co. 2.965% (LIBOR 3 Month+121 basis points), 10/29/2020[1,2]	$1,792,838
500,000	Metropolitan Life Global Funding I 2.043% (LIBOR 3 Month+43 basis points), 12/19/2018[2,7]	501,640
1,930,000	Pricoa Global Funding I 1.450%, 9/13/2019[7]	1,898,792
525,000	Protective Life Global Funding 2.161%, 9/25/2020[7]	516,475
		13,887,826
	Industrial – 0.6%
1,000,000	Park Aerospace Holdings Ltd. 5.500%, 2/15/2024[4,7]	991,875
1,850,000	WestRock RKT Co. 3.500%, 3/1/2020	1,880,936
		2,872,811
	Technology – 0.5%
750,000	Broadcom Corp. / Broadcom Cayman Finance Ltd. 2.375%, 1/15/2020[7]	742,522
250,000	Diebold Nixdorf, Inc. 8.500%, 4/15/2024[1]	265,063
800,000	Hewlett Packard Enterprise Co. 2.100%, 10/4/2019[7]	791,314
575,000	Western Digital Corp. 4.750%, 2/15/2026[1]	583,625
		2,382,524
	Utilities – 1.1%
500,000	Berkshire Hathaway Energy Co. 2.375%, 1/15/2021[7]	496,899
1,400,000	Dominion Energy, Inc. 2.031% (LIBOR 3 Month+55 basis points), 6/1/2019[2,7]	1,405,188
2,000,000	Duke Energy Corp. 5.050%, 9/15/2019	2,079,498
550,000	Pacific Gas & Electric Co. 8.250%, 10/15/2018	572,270
400,000	Sempra Energy 1.959% (LIBOR 3 Month+25 basis points), 7/15/2019[2]	400,408
		4,954,263
	Total Corporate (Cost $54,548,583)	54,414,052

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of January 31, 2018

Principal Amount		Value

	Bonds (Continued)
	Residential Mortgage-Backed Securities – 13.4%
$2,147,093	Amresco Residential Securities Corp. Mort Loan Trust Series 1999-1, Class M1, 2.811% (LIBOR 1 Month+125 basis points), 11/25/2029[1,2]	$2,145,021
917,439	Asset Backed Securities Corp. Home Equity Loan Trust Series Series 2003-HE7, Class M1, 2.535% (LIBOR 1 Month+98 basis points), 12/15/2033[1,2]	918,705
175,305	Bear Stearns ARM Trust Series 2004-3, Class 1A3, 3.732%, 7/25/2034[1,8]	171,341
2,101,469	Bear Stearns Asset Backed Securities Trust Series 2004-HE5, Class M1, 2.416% (LIBOR 1 Month+86 basis points), 7/25/2034[1,2]	2,090,577
283,545	Countrywide Asset-Backed Certificates Series 2003-2, Class 3A, 2.061% (LIBOR 1 Month+50 basis points), 8/26/2033[1,2]	277,859
1,183,326	CSMC Trust Series 2014-OAK1, Class 2A4, 3.000%, 11/25/2044[1,7,8]	1,171,863
941,737	CWABS Asset-Backed Certificates Trust Series 2006-11, Class 2AV, 1.711% (LIBOR 1 Month+15 basis points), 9/25/2046[1,2]	933,157
2,500,000	Fannie Mae Connecticut Avenue Securities Series 2016-C06, Class 1M2T, 3.311% (LIBOR 1 Month+175 basis points), 4/25/2029[1,2]	2,540,497
861,356	Fannie Mae Grantor Trust Series 2004-T5, Class AB4, 1.805%, 5/28/2035[1,2]	808,579
460,435	FDIC Guaranteed Notes Trust Series 2010-S2, Class 2A, 2.570%, 7/29/2047[1,7]	457,441
457,231	Fieldstone Mortgage Investment Trust Series Series 2005-3, Class 2A2, 2.081% (LIBOR 1 Month+52 basis points), 2/25/2036[1,2]	452,194
1,084,428	Finance of America Structured Securities Trust Series 2017-HB1, Class A, 2.321%, 11/25/2027[1,7,8]	1,081,750
278,851	Greenwich Structured ARM Products CI Series 2005-2A, Class N1, 5.361% (LIBOR 1 Month+380 basis points), 2/26/2035[2,7]	281,639
570,449	Home Equity Mortgage Loan Asset-Backed Trust Series Series 2004-A, Class M2, 3.586% (LIBOR 1 Month+203 basis points), 7/25/2034[1,2]	576,314
	Home Partners of America Trust
3,198,434	Series 2016-1, Class A, 3.210% (LIBOR 1 Month+165 basis points), 3/17/2033[2,7]	3,207,722
1,500,000	Series 2016-1, Class D, 4.860% (LIBOR 1 Month+330 basis points), 3/17/2033[2,7]	1,509,378
2,113,168	Series 2017-1, Class A, 2.373% (LIBOR 1 Month+82 basis points), 7/17/2034[2,7]	2,119,801

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of January 31, 2018

Principal Amount		Value

	Bonds (Continued)
	Residential Mortgage-Backed Securities (Continued)
$600,000	Series 2017-1, Class C, 3.106% (LIBOR 1 Month+155 basis points), 7/17/2034[2,7]	$604,406
	Invitation Homes Trust
1,136,388	Series 2015-SFR3, Class A, 2.860% (LIBOR 1 Month+130 basis points), 8/17/2032[1,2,7]	1,141,951
750,000	Series 2017-SFR2, Class B, 2.706% (LIBOR 1 Month+115 basis points), 12/17/2036[2,7]	756,134
1,000,000	Series 2018-SFR1, Class B, —% (LIBOR 1 Month+95 basis points), 3/17/2037[1,2,7]	1,000,000
115,167	Long Beach Mortgage Loan Trust Series 2001-4, Class 2A1, 2.261% (LIBOR 1 Month+70 basis points), 3/25/2032[1,2]	116,373
418,809	Mastr Asset Backed Securities Trust Series 2004-WMC2, Class M4, 4.786% (LIBOR 1 Month+323 basis points), 4/25/2034[1,2]	415,879
108,566	Mellon Residential Funding Cor Mor Pas Thr Tr Ser Series 1999-TBC3, Class A2, 2.611%, 10/20/2029[1,8]	109,112
2,377,339	MFA Trust Series 2017-NPL1, Class A1, 3.352%, 11/25/2047[1,7,9]	2,369,503
	New Residential Mortgage Loan Trust
2,097,572	Series 2015-2A, Class A1, 3.750%, 8/25/2055[1,7,8]	2,132,734
2,425,809	Series 2017-6A, Class A1, 4.000%, 8/27/2057[1,7,8]	2,481,117
1,000,000	Oak Hill Advisors Residential Loan Trust Series 2017-NPL2, Class A2, 4.875%, 7/25/2057[1,7,9]	996,943
514,572	PMT Loan Trust Series 2013-J1, Class A6, 3.500%, 9/25/2043[1,7,8]	515,065
	Pretium Mortgage Credit Partners I LLC
1,806,428	Series 2017-NPL4, Class A1, 3.250%, 8/27/2032[1,7,9]	1,803,263
867,702	Series 2017-NPL2, Class A1, 3.250%, 3/28/2057[1,7,9]	868,335
	Progress Residential Trust
2,973,101	Series 2016-SFR1, Class A, 3.060% (LIBOR 1 Month+150 basis points), 9/17/2033[2,7]	3,008,885
1,500,000	Series 2016-SFR1, Class B, 3.560% (LIBOR 1 Month+200 basis points), 9/17/2033[2,7]	1,521,331
3,000,000	Series 2016-SFR1, Class E, 5.410% (LIBOR 1 Month+385 basis points), 9/17/2033[2,7]	3,078,411
1,907,756	RBSHD Trust Series 2013-1A, Class A, 7.685%, 10/25/2047[1,7,9]	1,916,815
1,129,124	Renaissance Home Equity Loan Trust Series 2004-2, Class AV3, 2.041% (LIBOR 1 Month+48 basis points), 7/25/2034[1,2]	1,103,966
574,618	Structured Asset Investment Loan Trust Series 2003-BC5, Class M1, 2.686% (LIBOR 1 Month+113 basis points), 6/25/2033[1,2]	572,243

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of January 31, 2018

Principal Amount		Value

	Bonds (Continued)
	Residential Mortgage-Backed Securities (Continued)
$702,923	Thornburg Mortgage Securities Trust Series 2003-2, Class A1, 2.241% (LIBOR 1 Month+68 basis points), 4/25/2043[1,2]	$700,864
1,947,134	Towd Point Mortgage Trust Series 2017-6, Class A1, 2.750%, 10/25/2057[1,7,8]	1,933,708
1,750,000	VOLT LIX LLC Series 2017-NPL6, Class A2, 5.375%, 5/25/2047[1,7,9]	1,755,315
1,690,983	VOLT LXIV LLC Series 2017-NP11, Class A1, 3.375%, 10/25/2047[1,7,9]	1,692,654
	VOLT XXV LLC
2,996,405	Series 2015-NPL8, Class A1, 3.500%, 6/26/2045[1,7,9]	3,006,926
4,892,963	Series 2015-NPL8, Class A2, 4.500%, 6/26/2045[1,7,9]	4,885,164

	Total Residential Mortgage-Backed Securities (Cost $61,309,338)	61,230,935

	U.S. Government – 1.1%
5,000,000	United States Treasury Bill 1.217%, 2/8/2018	4,998,830

	Total U.S. Government (Cost $4,998,833)	4,998,830
	Total Bonds (Cost $341,533,007)	342,687,204

	Commercial Paper – 6.8%
2,500,000	Avangrid, Inc. 1.750%, 3/1/2018	2,496,355
2,500,000	CenterPoint Energy, Inc. 1.850%, 3/16/2018	2,494,298
2,000,000	EI du Pont De Nemours & Co. 1.870%, 3/5/2018	1,996,638
2,500,000	Equifax, Inc. 2.30%, 3/6/2018	2,495,680
2,500,000	Eversource Energy 1.700%, 2/12/2018	2,498,572
2,500,000	Hyundai Capital America 1.710%, 2/12/2018	2,498,563
2,500,000	MDU Resources Group, Inc. 1.900%, 2/8/2018	2,499,076
2,500,000	NiSource, Inc. 1.930%, 2/6/2018	2,499,297
2,500,000	Rogers Communications, Inc. 1.820%, 2/5/2018	2,499,415
2,500,000	Southern Co. Gas Capital Corp. 2.069%, 2/1/2018	2,499,885

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of January 31, 2018

Principal Amount		Value

	Commercial Paper (Continued)
$2,000,000	Time Warner, Inc. 1.880%, 3/12/2018	$1,995,884
2,000,000	VW Credit, Inc. 1.600%, 2/6/2018	1,999,438
2,500,000	Walgreens Boots Alliance, Inc. 1.920%, 4/10/2018	2,490,758

	Total Commercial Paper (Cost $30,964,189)	30,963,859

Number of Shares

	Short-Term Investments – 6.3%
27,920,621	Federated Treasury Obligations Fund - Institutional Class, 1.133%[10,11]	27,920,621
1,003,725	Fidelity Investments Money Market Funds - Treasury Portfolio - Class I, 1.179%[10,11]	1,003,725

	Total Short-Term Investments (Cost $28,924,346)	28,924,346

	Total Investments – 100.9% (Cost $460,863,755)	462,506,686
	Liabilities in Excess of Other Assets – (0.9)%	(4,178,771)

	Total Net Assets – 100.0%	$458,327,915

Principal Amount

	Securities Sold Short – (10.3)%
	Bonds – (10.3)%
	residential Mortgage-Backed Securities – (10.2)%
$(45,000,000)	Fannie Mae TBA 4.000%, 2/15/2041[12]	(46,481,940)
	TOTAL residential mortgage-backed securities
	(Proceeds $46,968,750)	(46,481,940)
	U.S. Government – (0.1)%
(510,000)	United States Treasury Note 1.875%, 12/15/2020	(504,273)

	Total U.S. Government (Proceeds $507,968)	(504,273)

	Total Bonds (Proceeds $47,476,718)	(46,986,213)

	Total Securities Sold Short (Proceeds $47,476,718)	$(46,986,213)

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of January 31, 2018

REMIC – Real Estate Mortgage Investment Conduit

[1]	Callable.
[2]	Floating rate security.
[3]	Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR") or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.
[4]	Foreign security denominated in U.S. Dollars.
[5]	All or a portion of the loan is unfunded.
[6]	Denotes investments purchased on a when-issued or delayed delivery basis.
[7]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $239,157,789 which represents 52.2% of total net assets of the Fund.
[8]	Variable rate security.
[9]	Step rate security.
[10]	The rate is the annualized seven-day yield at period end.
[11]	All or a portion of this security is segregated as collateral for securities sold short. The total value of these securities is $28,924,346.
[12]	To-be-announced (“TBA”) security.

See accompanying Notes to Financial Statements.

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of January 31, 2018

CREDIT DEFAULT SWAP CONTRACTS

Counterparty/Reference Entity	Rating(a) (S&P)	Pay/(b) Receive Fixed Rate	Fixed Rate/ Frequency	Expiration Date	Notional Amount	Premium Paid (Received)	Unrealized Appreciation	Value
J.P. Morgan
Markit CMBX NA
BBB- CDSI Series 10 Index	BBB-	Receive	3%/Month	11/17/59	$3,300,000	$(332,907)	$88,599	$(244,308)
TOTAL CREDIT DEFAULT SWAP CONTRACTS						$(332,907)	$88,599	$(244,308)

(a)	Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Standard & Poor’s (S&P) ratings are believed to be the most recent ratings available at January 31, 2018.
(b)	If Palmer Square Income Plus Fund is paying a fixed rate, the counterparty acts as guarantor of the variable instrument. If Palmer Square Income Plus Fund is receiving a fixed rate, Palmer Square Income Plus Fund acts as guarantor of the variable instrument.

See accompanying Notes to Financial Statements.

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of January 31, 2018

FUTURES CONTRACTS

Number of Contracts Long (Short)	Description	Expiration Date	Value At Trade Date	Value At January 31, 2018	Unrealized Appreciation
(109)	2-Year U.S. Treasury Note (CBT)	March 2018	$(23,384,735)	$(23,242,547)	$142,188
(12)	5-Year U.S. Treasury Note (CBT)	March 2018	(1,400,590)	(1,376,531)	24,059
TOTAL FUTURES CONTRACTS			$(24,785,325)	$(24,619,078)	$166,247

See accompanying Notes to Financial Statements.

Palmer Square Income Plus Fund

SUMMARY OF INVESTMENTS

As of January 31, 2018

Security Type/Sector	Percent of Total Net Assets
Bank Loans	13.1%
Bonds
Asset-Backed Securities	34.0%
Commercial Mortgage-Backed Securities	14.4%
Corporate	11.8%
Residential Mortgage-Backed Securities	13.4%
U.S. Government	1.1%
Total Bonds	74.7%
Commercial Paper	6.8%
Short-Term Investments	6.3%
Total Investments	100.9%
Liabilities in Excess of Other Assets	(0.9)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Palmer Square Income Plus Fund

STATEMENT OF ASSETS AND LIABILITIES

As of January 31, 2018

Assets:
Investments, at value (cost $460,863,755)	$462,506,686
Cash	24,724
Cash held by broker for futures contracts	424,537
Cash held by broker for securities sold short and swap contracts	563,089
Segregated cash held by custodian for benefit of brokers for securities sold short and swap contracts	1,295,000
Receivables:
Unrealized appreciation on open swap contracts	88,599
Unrealized appreciation on open futures contracts	166,247
Investment securities sold	75,219,056
Fund shares sold	2,204,174
Interest	1,032,180
Prepaid expenses	38,766
Other assets	346
Total assets	543,563,404
Liabilities:
Securities sold short, at value (proceeds $47,476,718)	46,986,213
Payables:
Premiums received on open swap contracts	332,907
Investment securities purchased	36,707,960
Fund shares redeemed	750,516
Advisory fees	156,000
Shareholder servicing fees (Note 6)	79,550
Interest on securities sold short	61,261
Fund accounting fees	41,471
Fund administration fees	41,344
Auditing fees	30,845
Transfer agent fees and expenses	13,228
Custody fees	6,264
Commitment fees payable (Note 13)	4,682
Trustees' fees and expenses	1,037
Trustees' deferred compensation (Note 3)	755
Chief Compliance Officer fees	696
Accrued other expenses	20,760
Total liabilities	85,235,489

Net Assets	$458,327,915

See accompanying Notes to Financial Statements.

Palmer Square Income Plus Fund

STATEMENT OF ASSETS AND LIABILITIES – Continued

As of January 31, 2018

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$475,075,816
Accumulated net investment income	1,036,180
Accumulated net realized loss on investments, purchased options contracts, securities sold short, futures contracts, written options contracts, swap contracts and
foreign currency transactions	(20,172,363)
Net unrealized appreciation (depreciation) on:
Investments	1,642,931
Futures contracts	166,247
Securities sold short	490,505
Swap contracts	88,599
Net Assets	$458,327,915

Maximum Offering Price per Share:
Net assets applicable to shares outstanding	$458,327,915
Shares of beneficial interest issued and outstanding	46,294,291
Offering and redemption price per share	$9.90

See accompanying Notes to Financial Statements.

Palmer Square Income Plus Fund

STATEMENT OF OPERATIONS

For the Year Ended January 31, 2018

Investment Income:
Interest	$14,165,726
Total investment income	14,165,726

Expenses:
Advisory fees	2,251,079
Shareholder servicing fees (Note 6)	285,917
Fund administration fees	270,039
Fund accounting fees	196,388
Legal fees	57,990
Transfer agent fees and expenses	57,204
Custody fees	32,637
Auditing fees	30,782
Shareholder reporting fees	30,536
Registration fees	29,661
Commitment fees (Note 13)	25,210
Miscellaneous	18,143
Interest on securities sold short	14,228
Trustees' fees and expenses	8,838
Chief Compliance Officer fees	4,946
Insurance fees	2,167
Total expenses	3,315,765
Advisory fees waived	(191,584)
Affiliated fund fee waiver (Note 3)	(4,794)
Fees paid indirectly (Note 3)	(15,090)
Net expenses	3,104,297
Net investment income	11,061,429

Realized and Unrealized Gain (Loss) on Investments, Affiliated Investments, Futures Contracts,
Securities Sold Short, Swap Contracts and Foreign Currency:
Net realized gain (loss) on:
Investments	3,392,317
Affiliated investments	(93,410)
Futures contracts	101,787
Securities sold short	(494,319)
Swap contracts	(278,764)
Foreign currency transactions	(3,214)
Net realized gain	2,624,397
Net change in unrealized appreciation/depreciation on:
Investments	(502,774)
Affiliated investments	83,557
Futures contracts	151,878
Securities sold short	318,901
Swap contracts	108,957
Foreign currency transactions	5,361
Net change in unrealized appreciation/depreciation	165,880
Net realized and unrealized gain on investments, affiliated investments, futures contracts,
securities sold short, swap contracts and foreign currency	2,790,277
Net Increase in Net Assets from Operations	$13,851,706

See accompanying Notes to Financial Statements.

Palmer Square Income Plus Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended January 31, 2018	For the Year Ended January 31, 2017
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$11,061,429	$12,964,607
Net realized gain (loss) on investments, affiliated investments, futures contracts,
securities sold short, swap contracts and foreign currency	2,624,397	(19,878,427)
Net change in unrealized appreciation/depreciation on investments, affiliated investments,
futures contracts, securities sold short, swap contracts and foreign currency	165,880	32,898,741
Net increase in net assets resulting from operations	13,851,706	25,984,921

Distributions to Shareholders:
From net investment income	(10,446,269)	(14,745,043)
Total distributions to shareholders	(10,446,269)	(14,745,043)

Capital Transactions:
Net proceeds from shares sold	175,637,164	126,387,199
Reinvestment of distributions	8,472,398	11,712,467
Cost of shares redeemed[1]	(83,262,734)	(261,233,872)
Net increase (decrease) in net assets from capital transactions	100,846,828	(123,134,206)

Net increase from reimbursement by affiliate for valuation error (Note 3)	-	226,661

Total increase (decrease) in net assets	104,252,265	(111,667,667)

Net Assets:
Beginning of period	354,075,650	465,743,317
End of period	$458,327,915	$354,075,650

Accumulated net investment income	$1,036,180	$496,509

Capital Share Transactions:
Shares sold	17,793,896	13,394,188
Shares reinvested	860,852	1,250,482
Shares redeemed	(8,435,831)	(28,269,315)

Net increase (decrease) in capital share transactions	10,218,917	(13,624,645)

[1]	Net of redemption fee proceeds of $3,927 and $153,136, respectively.

See accompanying Notes to Financial Statements.

Palmer Square Income Plus Fund

STATEMENT OF CASH FLOWS

For the Year Ended January 31, 2018

Increase (Decrease) in Cash
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$13,851,706
Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchases of long-term portfolio investments	(819,478,738)
Sales of long-term portfolio investments	753,554,832
Return of capital dividends received	19,790
Proceeds from securities sold short	771,419,673
Cover short securities	(761,881,668)
Purchase of short-term investments, net	(60,785,580)
Decrease in foreign currency	120,371
Decrease in cash held by broker	2,328,866
Increase in segregated cash held by custodian	(485,000)
Increase in investment securities sold receivable	(33,347,275)
Increase in interest receivable	(10,386)
Increase in prepaid expenses	(23,834)
Decrease in other assets	98
Increase in investment securities purchased	26,270,241
Decrease in advisory fees	(6,853)
Increase in premiums received on open swap contracts	119,198
Increase in interest on securities sold short	17,044
Increase in accrued expenses	110,002
Net amortization on investments	(17,244)
Net realized gain	(2,964,170)
Net change in unrealized appreciation/depreciation	(160,519)
Net cash used for operating activities	(111,349,446)
Cash flows provided by (used for) financing activities:
Proceeds from shares sold	174,145,573
Cost of shares redeemed	(82,600,224)
Dividends paid to shareholders, net of reinvestments	(1,973,871)
Net cash provided by financing activities	89,571,478

Net decrease in cash	(21,777,968)

Cash:
Beginning of period	21,802,692
End of period	$24,724

  Non cash financing activities not included herein consist of $8,472,398 of reinvested dividends.

See accompanying Notes to Financial Statements.

Palmer Square Income Plus Fund

FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended January 31,
	2018	2017	2016	For the Period February 28, 2014*through January 31, 2015

Net asset value, beginning of period	$9.81	$9.37	$9.87	$10.00
Income from Investment Operations:
Net investment income[1,2]	0.27	0.36	0.32	0.31
Net realized and unrealized gain (loss) on investments	0.07	0.48	(0.51)	(0.19)
Net increase from reimbursement by affiliate for valuation error (Note 3)	-	0.01	-	-
Total from investment operations	0.34	0.85	(0.19)	0.12

Less Distributions:
From net investment income	(0.25)	(0.41)	(0.31)	(0.25)
Total distributions	(0.25)	(0.41)	(0.31)	(0.25)

Redemption fee proceeds[1]	- [3]	- [3]	- [3]	- [3]

Net asset value, end of period	$9.90	$9.81	$9.37	$9.87

Total return[4]	3.50%	9.39%	(2.02)%	1.25%[7]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$458,328	$354,076	$465,743	$376,658

Ratio of expenses to average net assets (including brokerage expense, interest exepnse and interest on securities sold short):
Before fees waived and expenses absorbed[5,6]	0.81%	0.84%	0.80%	0.76%[8]
After fees waived and expenses absorbed[5,6]	0.76%	0.77%	0.79%	0.75%[8]

Ratio of net investment income to average net assets (including brokerage expense, interest expense and interest on securities sold short):
Before fees waived and expenses absorbed[2]	2.65%	3.69%	3.24%	3.38%[8]
After fees waived and expenses absorbed[2]	2.70%	3.76%	3.25%	3.39%[8]

Portfolio turnover rate	361%	202%	59%	14%[7]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.
[3]	Amount represents less than $0.01 per share.
[4]	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the fiscal year ended January 31, 2017, 0.11% of the Fund's total return consists of a reimbursement by an affiliate for valuation error.
[5]	Does not include expenses of the investment companies in which the Fund invests.
[6]	If brokerage expense, interest expense and interest on securities sold short had been excluded, the expense ratios would have been lowered by 0.01%, 0.05% and 0.05% for the fiscal years ended January 31, 2018, 2017, and 2016, respectively, and 0.00% for the period ended January 31, 2015.
[7]	Not annualized.
[8]	Annualized.

See accompanying Notes to Financial Statements.

Palmer Square Income Plus Fund

NOTES TO FINANCIAL STATEMENTS

January 31, 2018

Note 1 – Organization

Palmer Square Income Plus Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek income and capital appreciation. The Fund commenced investment operations on February 28, 2014.

The Fund commenced operations on February 28, 2014, prior to which its only activity was the receipt of a $2,500 investment from principals of the Fund’s advisor and a $94,313,788 transfer of shares of the Fund in exchange for the net assets of the Palmer Square Opportunistic Investment Grade Plus Trust (“Private Fund I”) and Palmer Square Investment Grade Plus Trust (“Private Fund II”), each a Delaware statutory trust (each a “Private Fund” collectively, the “Private Funds”). This exchange was nontaxable, whereby the Fund issued 9,428,446 shares for the net assets of the Private Funds on February 28, 2014. Assets with a fair market value of $94,313,788 consisting of cash, interest receivable and securities of the Private Funds with a fair value of $92,629,439 (identified cost of investments transferred $91,621,375) were the primary assets received by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Private Funds was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amount distributable to shareholders for tax purposes.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Palmer Square Income Plus Fund

NOTES TO FINANCIAL STATEMENTS - Continued

January 31, 2018

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(c) Asset-Backed Securities

Asset-backed securities include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition, asset-backed securities are not backed by any governmental agency.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) Short Sales

Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

Palmer Square Income Plus Fund

NOTES TO FINANCIAL STATEMENTS - Continued

January 31, 2018

(e) Swap Agreements and Swaptions

The Fund may enter into credit default swap agreements for investment purposes. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The Fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. The notional value will be used to segregate liquid assets for selling protection on credit default swaps. If the Fund were a buyer and no credit event occurs, the Fund would recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value. The use of swap agreements by the Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the Fund's return.

The Fund may enter into total return swap contracts for investment purposes. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. The Fund may write (sell) and purchase put and call swaptions. The Fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the Fund is hedging its assets or its liabilities. The Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the Fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in the Fund’s use of options.

Palmer Square Income Plus Fund

NOTES TO FINANCIAL STATEMENTS - Continued

January 31, 2018

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

The Fund did not enter into any transactions in written swaptions contracts for the year ended January 31, 2018.

(f) Options Contracts

The Fund may write or purchase options contracts primarily to enhance the Fund’s returns or reduce volatility. In addition, the Fund may utilize options in an attempt to generate gains from options premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund did not enter into any transactions in written options contracts for the year ended January 31, 2018.

(g) Futures Contracts

The Fund may use interest rate, foreign currency, index and other futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made.

A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin", equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations.

Palmer Square Income Plus Fund

NOTES TO FINANCIAL STATEMENTS - Continued

January 31, 2018

(h) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open period February 28, 2014 (commencement of operations) through January 31, 2015, and as of and during the open years ended January 31, 2016-2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(i) Distributions to Shareholders

The Fund will make distributions of net investment income quarterly and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(j) Other

The Fund may purchase participations in commercial loans. Such investments may be secured or unsecured. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing indebtedness and loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The indebtedness and loan participations in which the Fund intends to invest may not be rated by any nationally recognized rating service.

Palmer Square Income Plus Fund

NOTES TO FINANCIAL STATEMENTS - Continued

January 31, 2018

Bank loans may be structured to include both term loans, which are generally fully funded at the time of investment and unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand, representing a potential financial obligation by the Fund in the future. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. Commitment fees are processed as a reduction in cost. As of January 31, 2018, the Fund had unfunded loan commitments as noted in the Schedule of Investments.

In addition, the Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all-times segregate or "earmark" liquid assets, in an amount sufficient to meet such commitments.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Palmer Square Capital Management LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.55% of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.75% of the Fund's average daily net assets. This agreement is in effect until May 31, 2018, and it may be terminated before that date only by the Trust’s Board of Trustees.

For the year ended January 31, 2018, the Advisor waived advisory fees totaling $191,584. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At January 31, 2018, the amount of these potentially recoverable expense was $366,406. The Advisor may recapture all or a portion of the following amounts no later than January 31, of the years stated below:

Palmer Square Income Plus Fund

NOTES TO FINANCIAL STATEMENTS - Continued

January 31, 2018

2019	$35,118
2020	139,704
2021	191,584
Total	$366,406

For the year ended January 31, 2018, the Advisor voluntarily waived advisory fees of $4,794 associated with the Fund’s investment in the Palmer Square Long/Short Credit Fund. Effective February 15, 2017, the Fund no longer holds the Palmer Square Long/Short Credit Fund – Class I, due to the liquidation of the Palmer Square Long/Short Credit Fund. The Palmer Square Long/Short Credit Fund was also advised by the Advisor prior to its liquidation on February 15, 2017, and as such, deemed to be an affiliated security. Further information regarding transactions with affiliated securities is presented in Note 12 below. Amounts waived by the Advisor as described in this paragraph are voluntary and not eligible for recovery by the Advisor.

IMST Distributors, LLC (“Distributor”) serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

The Fund has a fee arrangement with its custodian, UMB Bank, n.a., which provides for custody fees to be reduced by earning credits based on cash balances left on deposit with the custodian. For the year ended January 31, 2018, the total fees reduced by earning credits were $15,090. Such amount is shown as a reduction of expenses, "Fees paid indirectly", on the Statement of Operations.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended January 31, 2018, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

The Fund’s Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various Fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund’s liability for these amounts is adjusted for market value changes in the invested Fund(s) and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended January 31, 2018, are reported on the Statement of Operations.

The Advisor reimbursed the Fund $226,661 for losses from a valuation error during the fiscal year ended January 31, 2017. The amount is reported on the Fund’s Statement of Changes in Net Assets and Financial Highlights under the caption “Net increase from reimbursement by affiliate for valuation error”.

Palmer Square Income Plus Fund

NOTES TO FINANCIAL STATEMENTS - Continued

January 31, 2018

Note 4 – Federal Income Taxes

At January 31, 2018, the cost of securities on a tax basis and gross unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

Cost of investments	$413,404,196

Gross unrealized appreciation	$2,947,038
Gross unrealized depreciation	(830,761)

Net unrealized appreciation on investments	$2,116,277

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended January 31, 2018, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ 9,065	$ (75,489)	$ 66,424

As of January 31, 2018, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,124,779
Undistributed long-term capital gains	-
Tax accumulated earnings	1,124,779

Accumulated capital and other losses	(19,988,957)
Unrealized appreciation on investments and securities sold short	2,116,277
Total accumulated deficit	$(16,747,901)

The tax character of distributions paid during the fiscal years ended January 31, 2018 and January 31, 2017 was as follows:

Distribution paid from:	2018	2017
Ordinary income	$10,446,269	$14,745,043
Long-term capital gains	-	-
Total distributions paid	$10,446,269	$14,745,043

As of January 31, 2018, the Fund had a short-term capital loss carryover of $6,431,513 and a long-term capital loss carryforward of $13,557,444. To the extent that the Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Palmer Square Income Plus Fund

NOTES TO FINANCIAL STATEMENTS - Continued

January 31, 2018

Note 5 – Investment Transactions

For the year ended January 31, 2018, purchases and sales of investments, excluding short-term investments and swap contracts were $819,478,738 and $753,554,832, respectively. Securities sold short and short securities covered were $771,419,673 and $761,881,668, respectively, for the same period.

Note 6 – Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended January 31, 2018, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 7 – Redemption Fee

Effective April 3, 2017, the Fund no longer charges redemption fees. Prior to April 3, 2017, the Fund imposed a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 30 days of purchase. Prior to August 5, 2016, the Fund imposed a redemption fee of 2.00% of the total redemption amount within 180 days of purchase. For the year ended January 31, 2018, and the year ended January 31, 2017, the Fund received $3,927 and $153,136, respectively, in redemption fees.

Note 8 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Palmer Square Income Plus Fund

NOTES TO FINANCIAL STATEMENTS - Continued

January 31, 2018

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of January 31, 2018, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3*	Total
Assets
Investments
Bank Loans	$-	$59,931,277	$-	$59,931,277
Bonds
Asset-Backed Securities	-	155,952,563	-	155,952,563
Commercial Mortgage-Backed Securities	-	66,090,824	-	66,090,824
Corporate**	-	54,414,052	-	54,414,052
Residential Mortgage-Backed Securities	-	61,230,935	-	61,230,935
U.S. Government	-	4,998,830	-	4,998,830
Commercial Paper	-	30,963,859	-	30,963,859
Short-Term Investments	28,924,346	-	-	28,924,346
Total Investments	28,924,346	433,582,340	-	462,506,686
Other Financial Instruments***
Credit Default Swap Contracts	$-	$88,599	$-	$88,599
Futures Contracts	166,247	-	-	166,247
Total Assets	$29,090,593	$433,670,939	$-	$462,761,532

Liabilities
Securities Sold Short
Bonds
Residential Mortgage-Backed Securities	$-	$46,481,940	$-	$46,481,940
U.S. Government	-	504,273	-	504,273
Total Securities Sold Short	-	46,986,213	-	46,986,213
Total Liabilities	$-	$46,986,213	$-	$46,986,213

*	The Fund did not hold any Level 3 securities at period end.
**	All corporate bonds held in the Fund are Level 2 securities. For a detailed break-out by major sector classification, please refer to the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts, forward contracts, swaptions contracts and swap contracts. Futures contracts, forward contracts, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Palmer Square Income Plus Fund

NOTES TO FINANCIAL STATEMENTS - Continued

January 31, 2018

Transfers between levels 1, 2, or 3 are recognized at the end of the reporting period. There were no transfers between levels at period end.

Note 10 – Derivatives and Hedging Disclosures

Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows.

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of January 31, 2018 by risk category are as follows:

	Derivatives not designated as hedging instruments
	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets
Unrealized appreciation on open swap contracts	$88,599	$-	$-	$-	$88,599
Unrealized appreciation on open futures contracts	-	-	-	166,247	166,247
	$88,599	$-	$-	$166,247	$254,846

The effects of derivative instruments on the Statement of Operations for the year ended January 31, 2018 are as follows:

	Derivatives not designated as hedging instruments
	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives
Futures contracts	$-	$-	$-	$101,787	$101,787
Swap contracts	(278,764)	-	-	-	(278,764)
	$(278,764)	$-	$-	$101,787	$(176,977)
Net Change in Unrealized Appreciation/Depreciation on Derivatives
Futures contracts	$-	$-	$-	$151,878	$151,878
Swap contracts	108,957	-	-	-	108,957
	$108,957	$-	$-	$151,878	$260,835

Palmer Square Income Plus Fund

NOTES TO FINANCIAL STATEMENTS - Continued

January 31, 2018

The notional amount and the number of contracts are included on the Schedule of Investments. The quarterly average volumes of derivative instruments as of January 31, 2018 are as follows:

Derivatives not designated as hedging instruments
Credit contracts	Swap contracts	Notional amount	$4,040,000
Interest rate contracts	Futures contracts	Notional amount	$(24,860,213)

Note 11 - Disclosures about Offsetting Assets and Liabilities

Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.

A Fund mitigates credit risk with respect to OTC derivative counterparties through credit support annexes included with International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements or other Master Netting Agreements which are the standard contracts governing most derivative transactions between the Fund and each of its counterparties. These agreements allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

The Fund’s Statement of Assets and Liabilities presents financial instruments on a gross basis, therefore there are no net amounts and no offset amounts within the Statement of Assets and Liabilities to present below. Gross amounts of the financial instruments, amounts related to financial instruments/cash collateral not offset in the Statement of Assets and Liabilities and net amounts are presented below:

			Amounts Not Offset in Statement of Assets and Liabilities
Description/Financial Instrument/Statement of Assets and Liabilities Category	Counterparty	Gross Amounts Presented in Statement of Assets and Liabilities	Financial Instruments*	Cash Collateral**	Net Amount
Unrealized appreciation on open swap contracts	J.P. Morgan	$88,599	$-	$-	$88,599

*	Amounts relate to master netting agreements and collateral agreements (for example, ISDA) which have been determined by the Advisor to be legally enforceable in the event of default and where certain other criteria are met in accordance with applicable offsetting accounting guidance.
**	Amounts relate to master netting agreements and collateral agreements which have been determined by the Advisor to be legally enforceable in the event of default but where certain other criteria are not met in accordance with applicable offsetting accounting guidance. The collateral amounts may exceed the related net amounts of financial assets and liabilities presented in the Statement of Assets and Liabilities. Where this is the case, the total amount reported is limited to the net amounts of financial assets and liabilities with that counterparty.

Palmer Square Income Plus Fund

NOTES TO FINANCIAL STATEMENTS - Continued

January 31, 2018

Note 12 – Investments in Affiliated Issuers

An affiliated issuer is an entity in which the Fund has ownership of a least 5% of the voting securities or any other investment which is advised by or sponsored by the Advisor. Issuers that are affiliates of the Fund at period-end are noted in the Fund’s Schedule of Investments. Additional security purchases and the reduction of certain securities shares outstanding of existing portfolio holdings that were not considered affiliated in prior years may result in the Fund owning in excess of 5% of the outstanding shares at period-end. The table below reflects transactions during the period with entities that are affiliates as of January 31, 2018 and may include acquisitions of new investments, prior year holdings that became affiliated during the period and prior period affiliated holdings that are no longer affiliated as of period-end.

Effective February 15, 2017, the Fund no longer holds the Palmer Square Long/Short Credit Fund – Class I, due to the liquidation of the Palmer Square Long/Short Credit Fund.

Security Description	Value Beginning of Period	Purchases	Sales Proceeds	Net Realized Loss	Net Change in Unrealized Appreciation/ Depreciation	Value End of Period	Interest/ Income Credited to Income
Palmer Square Long/Short Credit Fund – Class I	$11,703,982	$-	$(11,694,129)	$(93,410)	$83,557	$-	$-

Security Description	Principal Amount/Shares Beginning of Period	Purchases	Sales	Principal Amount/Shares End of Period
Palmer Square Long/Short Credit Fund – Class I	631,623	-	(631,623)	-

Note 13 – Line of Credit

The Fund together with other funds managed by the Advisor (together “Palmer Square Funds”) has entered into a Senior Secured Revolving Credit Facility (“Facility”) of $25,000,000 with UMB Bank, n.a. The Fund is permitted to borrow up to the lesser of one-third of the Fund’s total assets, or $12,500,000, the maximum amount permitted subject to the Fund’s investment limitations. The purpose of the Facility is to finance temporarily the repurchase or redemption of shares of each fund. Borrowings under this agreement bear interest at the one-month London Interbank Offered Rate (LIBOR) plus 1.75%. As compensation for holding the lending commitment available, the Palmer Square Funds are charged a commitment fee on the average daily unused balance of the Facility at the rate of 0.20% per annum. The commitment fee for the year ended January 31, 2018 is disclosed in the Statement of Operations. The Fund did not borrow under the line of credit agreement during the year ended January 31, 2018.

Note 14 – Events Subsequent to Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and

Shareholders of Palmer Square Income Plus Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Palmer Square Income Plus Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of January 31, 2018, the related statement of operations for the year then ended, the statement of cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period February 28, 2014 (commencement of operations) through January 31, 2015, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period February 28, 2014 (commencement of operations) through January 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2018 by correspondence with the custodian, agent banks, and brokers or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

April 2, 2018

Palmer Square Income Plus Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (866) 933-9033. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	4	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 - present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - 2015).	4	Select Sector SPDR Trust, a registered investment company (includes 10 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 - 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 - 2006). Senior Vice President, Oppenheimer Management Company (1983 - 1996). Chairman, NICSA, an investment management trade association (1993 - 1996).	4	None.
John P. Zader ᵃ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, (2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	4	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).

Palmer Square Income Plus Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman (2016 - present), and President (2006 - 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 - March 2016).	4	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).
Officers of the Trust:
Maureen Quill ᵃ (born 1963) President	Since June 2014

President (January 2018 – present), UMB Fund Services, Inc. Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc. Vice President, Investment Managers Series Trust (December 2013 - June 2014).

			N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016

Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 - March 2016).

			N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 - present). Managing Director and Senior Counsel (2010 - 2015), BNY Mellon Investment Servicing (US) Inc.	N/A	N/A

Palmer Square Income Plus Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Officer of the Trust:
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014

Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 - September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President - Compliance, Morgan Stanley Investment Management (2000 - 2009).

			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.
c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund managed by the same investment advisor. The Fund’s investment advisor also serves as investment advisor to the Palmer Square Strategic Credit Fund, Palmer Square Ultra-Short Duration Investment Grade Fund and Palmer Square SSI Alternative Income Fund which are offered in a separate prospectus. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services, nor does it share the same investment advisor with any other series.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

Palmer Square Income Plus Fund

EXPENSE EXAMPLE

For the Six Months Ended January 31, 2018 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2017 to January 31, 2018.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	8/1/17	1/31/18	8/1/17 – 1/31/18
Actual Performance*	$ 1,000.00	$ 1,016.10	$ 3.87
Hypothetical (5% annual return before expenses)	1,000.00	1,021.37	3.88

*	Expenses are equal to the Fund’s annualized expense ratio of 0.76%, multiplied by the average account values over the period, multiplied by 184/365 (to reflect the six month period). The expense ratio reflects an expense waiver. Assumes all dividends and distributions were reinvested.

This page is intentionally left blank

Palmer Square Income Plus Fund

A series of Investment Managers Series Trust

Investment Advisor

Palmer Square Capital Management LLC

2000 Shawnee Mission Parkway, Suite 300

Mission Woods, Kansas 66205

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Palmer Square Income Plus Fund	PSYPX	46141P 388

Privacy Principles of the Palmer Square Income Plus Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Palmer Square Income Plus Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 933-9033, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 933-9033, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (866) 933-9033. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (866) 933-9033.

Palmer Square Income Plus Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (866) 933-9033

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-866-933-9033.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 1/31/2018	FYE 1/31/2017
Audit Fees	$26,700	$26,200
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 1/31/2018	FYE 1/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 1/31/2018	FYE 1/31/2017
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1)	Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 8, 2016.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date:	4/11/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date:	4/11/2018

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date:	4/11/2018